UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
February 3, 2020

Date of Report (Date of earliest event reported)
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IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 Rio Robles, San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
(408) 467-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 3, 2020, Immersion Corporation, a Delaware corporation (the “Company”), entered into an Office Lease (the “Lease”) with 330 Townsend (SF) Owner, LLC (the “Landlord”), pursuant to which the Company has leased approximately 4,953 square feet located at 330 Townsend Street, Suite 234, San Francisco, CA 94107 (the “Premises”).

The term of the Lease commences upon the date the Landlord delivers possession of the Premises in the condition required under the Lease (the “Commencement Date”), and continues until the last day of the 24th full calendar month following the Commencement Date (the “Term”). The annual base rent is $59.50 per square foot for the first 12 full calendar months of the Term, increasing to $61.29 per rentable square foot for the following 12 calendar months of the Term. The first full calendar month of the Term is subject to abatement by the Landlord.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Lease, which will be filed with the Company’s Form 10-K for the year ending December 31, 2019.

As disclosed in the Company’s Form 10-Q for the quarter ended September 30, 2019, the Board authorized the abandonment of the leased facility at 50 Rio Robles in San Jose California. The Company has begun offering the facility along with in place leasehold improvements and furniture and fixtures for sublease.

Prior to the Company entering into the Lease, in December 2019, the Company commenced certain corporate headquarter operations at an interim location in San Francisco, including through moving executive offices to such interim location.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	February 7, 2020	By:	/s/ MIKE OKADA
Name: Mike Okada
Title: General Counsel